Exhibit 99.1

Winnebago Industries Announces Intention to Nominate Jay L. Johnson to Board of Directors at 2026 Annual Meeting

EDEN PRAIRIE, Minn., October 23, 2026 -- Winnebago Industries, Inc. (NYSE: WGO) (the “Company”), a leading manufacturer of outdoor recreation products, today announced its intent to nominate Jay L. Johnson for election to Winnebago Industries’ Board of Directors (the “Board”) at the Company’s 2026 Annual Meeting of Shareholders (the “2026 Annual Meeting”), expected to be held in December.

“We look forward to welcoming Jay to the Board and benefiting from his perspectives as we navigate a dynamic environment and advance Winnebago Industries’ position as a trusted leader in outdoor recreation products,” said John Murabito, Independent Chairman of Winnebago Industries’ Board. “Jay’s expertise in financial management, capital allocation and capital markets will complement the skills and experience of our existing directors.”

In connection with Mr. Johnson’s nomination, Winnebago Industries has entered into a cooperation agreement with Vision One Fund, LP (“Vision One”). Under the cooperation agreement, Vision One has agreed to customary standstill, voting and other provisions. A complete copy of the cooperation agreement will be filed with the U.S. Securities and Exchange Commission as an exhibit to a Current Report on Form 8-K.

In addition, Winnebago Industries announced that the Board has committed to submitting proposals at the 2026 Annual Meeting seeking shareholder approval of amendments to the Company’s Articles of Incorporation and Bylaws to phase out its classified Board structure over a three-year period, beginning with the 2027 Annual Meeting of Shareholders.

The Board’s formal recommendations regarding the election of directors and the proposed amendments to the Company’s Articles of Incorporation and Bylaws will be included in the Company’s definitive proxy statement for the 2026 Annual Meeting, which will also provide the meeting date and other relevant information.

About Jay L. Johnson

Jay L. Johnson has been Executive Vice President, Chief Financial Officer and Treasurer of Lamar Advertising Company since October 2019. Prior to joining Lamar, Mr. Johnson served as Executive Vice President and Chief Financial Officer of DiamondRock Hospitality Company and as Senior Vice President and Treasurer of Host Hotels & Resorts. Prior to Host, he served in a variety of senior leadership roles at KeyBank Real Estate Capital and Bank of America. Mr. Johnson currently serves as a director at SBA Communications Corp., a leading owner and operator of wireless communications infrastructure, and is a former director at Newell Brands, Inc., a global consumer goods company. He received his Masters in Business Administration from Harvard Business School and his undergraduate degree from Morehouse College.

About Winnebago Industries

Winnebago Industries, Inc. is a leading North American manufacturer of outdoor recreation products under the Winnebago, Grand Design, Chris-Craft, Newmar and Barletta brands, which are used primarily in leisure travel and outdoor recreation activities. The Company builds high-quality motorhomes, travel trailers, fifth-wheel products, outboard and sterndrive powerboats, pontoons, and commercial community outreach vehicles. Committed to advancing sustainable innovation and leveraging vertical integration in key component areas, Winnebago Industries has multiple facilities in Iowa, Indiana, Minnesota and Florida. The Company’s common stock is listed on the New York Stock Exchange and traded under the symbol WGO. For access to Winnebago Industries' investor relations material or to add your name to an automatic email list for Company news releases, visit http://investor.wgo.net.

Advisors

Goldman Sachs & Co. LLC is serving as financial advisor to Winnebago Industries and Sidley Austin LLP is serving as legal advisor. Joele Frank, Wilkinson Brimmer Katcher is serving as strategic communications advisor.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the anticipated nomination and election of Jay L. Johnson to the Board, the proposed declassification of the Board and the timing and implementation of related governance changes. Forward-looking statements may be identified by terms such as “may,” “will,” “could,” “anticipate,” “estimate,” “expect,” “intend,” “plan,” “believe” or similar expressions. These statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied, including the outcome of shareholder votes at the 2026 Annual Meeting and other factors described in the Company's filings with the Securities and Exchange Commission (the “SEC”), including its Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date made. The Company undertakes no obligation to update or revise any forward-looking statements, except as required by law.

Important Additional Information and Where to Find It

The Company intends to file a proxy statement on Schedule 14A, an accompanying proxy card and other relevant documents with the SEC in connection with its 2026 Annual Meeting. SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ THE COMPANY’S DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO), THE ACCOMPANYING PROXY CARD AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders may obtain copies of these documents, when available, free of charge at the SEC’s website at www.sec.gov or through the “SEC Filings” section of the Company’s investor relations website at https://winnebago.gcs-web.com/.

Certain Information Regarding Participants in the Solicitation

The Company, its directors and certain of its executive officers (Michael Happe, President and Chief Executive Officer; Bryan Hughes, Senior Vice President - Chief Financial Officer, Investor Relations, Information Technology and Business Development; and Stacy Bogart, Senior Vice President - Chief Legal Officer, Corporate Secretary and Corporate Responsibility) are deemed “participants” (as defined in Schedule 14A under the Securities Exchange Act of 1934, as amended) in the solicitation of proxies from the Company’s shareholders in connection with the matters to be considered at the 2026 Annual Meeting. Information regarding the names of the Company’s directors and executive officers and certain other individuals and their respective interests in the Company, by security holdings or otherwise, is set forth in the sections entitled “Director Compensation,” “Compensation Discussion and Analysis,” “Compensation Tables and Narrative Disclosure,” and “Security Ownership of Certain Beneficial Owners and Management” of the Company’s proxy statement on Schedule 14A in connection with its 2025 Annual Meeting of Shareholders, filed with the SEC on November 4, 2025 (available here) and the section entitled “Information about our Executive Officers” of the Company’s Annual Report on Form 10-K filed with the SEC on October 21, 2026 (available here) and, with respect to Emily Silver, Item 5.02 of the Company’s Current Report on Form 8-K filed with the SEC on May 1, 2026 (available here). Supplemental information regarding the participants’ holdings of the Company’s securities can be found in SEC filings on statements of beneficial ownership on Forms 3, 4 and 5 filed with the SEC on October 27, 2025 and October 15, 2026 for Sara Armbruster (available here and here); October 13, 2026 and October 16, 2026 for Stacy Bogart (available here, here and here); October 15, 2026 for Christopher Braun (available here); October 15, 2026 for Kevin Bryant (available here); November 17, 2025 and October 15, 2026 for William Fisher (available here and here); October 29, 2025, August 14, 2026, October 13, 2026 and October 16, 2026 for Michael Happe (available here, here, here, here and here); October 13, 2026 and October 16, 2026 for Bryan Hughes (available here, here and here); August 31, 2026 and October 15, 2026 for Staci Kroon (available here and here); December 1, 2025, March 3, 2026 and October 15, 2026 for David Miles (available here, here and here); October 15, 2026 for John Murabito (available here); December 1, 2025, March 3, 2026, June 1, 2026, August 31, 2026 and October 15, 2026 for Michael Pack (available here, here, here, here and here); and May 1, 2026, May 5, 2026 and October 15, 2026 for Emily Silver (available here, here and here). Such filings will also be available at no charge by clicking the “SEC Filings” link in the “Financial Information” section of the “Investors” tab of the Company’s website at https://winnebago.gcs-web.com/.

Any subsequent updates following the date hereof to the information regarding the identity of potential participants and their direct or indirect interests, by security holdings or otherwise, will be set forth in the Company’s proxy statement on Schedule 14A and other materials to be filed with the SEC in connection with the Company’s 2026 Annual Meeting, when they become available. These documents will be available free of charge as described above.

Contacts

Investors: Joan Ondala

ir@winnebagoind.com

Media: Dan Sullivan

media@winnebagoind.com

or

Joseph Sala / Mahmoud Siddig / Thomas Crosson

212-355-4449

Joele Frank, Wilkinson Brimmer Katcher